SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 2, 2004

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 522-3000

Item 9. Regulation FD Disclosure

We are filing this Form 8-K to disclose comparative historic results on a quarterly basis under our current segment structure.

The following information reflects our segment results in 2003 and 2002 consisting of Integrated Defense Systems, Intelligence and Information Systems, Missile Systems, Network Centric Systems, Space and Airborne Systems, Technical Services, Aircraft, and Other during those periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2004

RAYTHEON COMPANY

By:	/s/ Biggs C. Porter
Biggs C. Porter
Vice President and Corporate Controller

2003 Segment Results

Net Sales

(In millions)

	Q1	Q2	Q3	Q4	Total
Integrated Defense Systems	$654	$701	$718	$791	$2,864
Intelligence and Information Systems	462	525	533	525	2,045
Missile Systems	857	833	905	943	3,538
Network Centric Systems	771	716	556	766	2,809
Space and Airborne Systems	894	886	930	967	3,677
Technical Services	491	465	447	560	1,963
Aircraft	361	540	470	717	2,088
Other	40	112	191	230	573
Corporate and Eliminations	(329)	(349)	(372)	(398)	(1,448)

Total	$4,201	$4,429	$4,378	$5,101	$18,109

Operating Income
(In millions)

	Q1	Q2	Q3	Q4	Total
Integrated Defense Systems	$74	$80	$82	$95	$331
Intelligence and Information Systems	41	46	54	53	194
Missile Systems	101	104	111	108	424
Network Centric Systems	62	20	(138)	75	19
Space and Airborne Systems	104	127	131	130	492
Technical Services	36	34	(2)	39	107
Aircraft	(35)	12	(4)	29	2
Other	(3)	(5)	(5)	(21)	(34)
FAS/CAS Pension Adjustment	(28)	(27)	(27)	(27)	(109)
Corporate and Eliminations	(39)	(8)	(34)	(29)	(110)

Total	$313	$383	$168	$452	$1,316

Free Cash Flow
(In millions)

	Q1	Q2	Q3	Q4	Total
Integrated Defense Systems	$(13)	$196	$36	$99	$318
Intelligence and Information Systems	(87)	61	43	71	88
Missile Systems	(219)	(60)	196	327	244
Network Centric Systems	(173)	46	111	131	115
Space and Airborne Systems	(50)	131	153	131	365
Technical Services	6	34	36	28	104
Aircraft	4	22	(95)	89	20
Other	4	(18)	(4)	(37)	(55)
Corporate and Eliminations	14	237	59	67	377

Total	$(514)	$649	$535	$906	$1,576

2002 Segment Results

Net Sales

(In millions)

	Q1	Q2	Q3	Q4	Total
Integrated Defense Systems	$591	$599	$541	$635	$2,366
Intelligence and Information Systems	417	457	485	528	1,887
Missile Systems	727	729	792	790	3,038
Network Centric Systems	748	760	759	824	3,091
Space and Airborne Systems	707	798	803	935	3,243
Technical Services	528	505	556	544	2,133
Aircraft	468	499	413	660	2,040
Other	49	52	61	48	210
Corporate and Eliminations	(324)	(304)	(318)	(302)	(1,248)

Total	$3,911	$4,095	$4,092	$4,662	$16,760

Operating Income
(In millions)

	Q1	Q2	Q3	Q4	Total
Integrated Defense Systems	$71	$72	$70	$76	$289
Intelligence and Information Systems	37	41	46	56	180
Missile Systems	94	93	94	92	373
Network Centric Systems	73	58	63	84	278
Space and Airborne Systems	85	108	109	126	428
Technical Services	35	5	37	39	116
Aircraft	(49)	14	(8)	4	(39)
Other	(4)	(3)	(4)	(1)	(12)
FAS/CAS Pension Adjustment	52	52	53	53	210
Corporate and Eliminations	(41)	14	(5)	(8)	(40)

Total	$353	$454	$455	$521	$1,783

Free Cash Flow
(In millions)

	Q1	Q2	Q3	Q4	Total
Integrated Defense Systems	$(125)	$59	$57	$203	$194
Intelligence and Information Systems	(47)	11	46	111	121
Missile Systems	(100)	3	36	237	176
Network Centric Systems	(127)	43	49	123	88
Space and Airborne Systems	(77)	125	111	(6)	153
Technical Services	22	82	27	43	174
Aircraft	83	(49)	(82)	72	24
Other	(47)	(16)	6	(4)	(61)
Corporate and Eliminations	217	163	152	238	770

Total	$(201)	$421	$402	$1,017	$1,639